UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 3, 2017

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	0001-36004	20-1676382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2727 North Harwood Drive, Suite 300, Dallas, TX 75201

(Address of principal executive offices) (Zip Code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Federal Income Tax Considerations

As a result of recent changes in applicable tax law, Spirit Realty Capital, Inc. (“Spirit”) is superseding and replacing the discussion under the heading “Federal Income Tax Considerations” in the prospectus dated November 9, 2016, which forms part of the Registration Statement on Form S-3 (File No. 333-214514) of Spirit filed by Spirit with the Securities and Exchange Commission (the “SEC”) on November 9, 2016 (the “Base Prospectus”) and which is also attached to a prospectus supplement dated November 9, 2016 filed by Spirit with the SEC on November 9, 2016 pursuant to Rule 424(b) of the Securities Act of 1933, as amended. The discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 hereto (incorporated herein by reference) supersedes and replaces, in its entirety, the discussion under the heading “Federal Income Tax Considerations” in the Base Prospectus

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Phillip D. Joseph, Jr.
Phillip D. Joseph, Jr. Chief Financial Officer, Executive Vice President and Treasurer (Principal Financial Officer)

Date: March 3, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Federal Income Tax Considerations